UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021

Rodin Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-221814	81-1144197
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

Rodin Income Trust, Inc. (the “Company”) commenced its initial public offering of $1.25 billion in shares of common stock on May 2, 2018, of which up to $1.0 billion in Class A shares, Class T shares and Class I shares are being offered pursuant to the primary offering and up to $250 million in shares are being offered pursuant to the Company’s distribution reinvestment plan (the “DRP”). The Company’s initial public offering, including the DRP, expires pursuant to its terms on May 2, 2021. In connection with the expiration of the initial public offering, on April 26, 2021, the Company’s board of directors has determined to terminate the DRP effective with the next distribution date of May 5, 2021. Accordingly, all distributions beginning with the distributions declared for the month of April 2021 and payable on May 5, 2021, will be paid in cash.

Following the expiration of the Company’s public offering, the Company will continue to actively manage its portfolio. In addition, the Company’s board of directors and advisor are evaluating potential strategic opportunities focused on maximizing stockholder value. The Company’s share repurchase program will continue under its current terms.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including with respect to the Company’s ability to declare future distributions and continue the share repurchase program) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the risks set forth in the “Risk Factors” section of the Company’s Annual Report on the Form 10-K for the year ended December 31, 2020, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly and negatively impacted. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN INCOME TRUST, INC.

Date: April 26, 2021	By:	/s/ John C. Griffin
	Name:	John C. Griffin
	Title:	Chief Financial Officer

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